EMPLOYMENT AGREEMENT
                              --------------------

         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into on March 22, 2000, effective as of the Offering Date (hereinafter defined), by and between Empire Financial Holding Company, a Delaware corporation (the "Company"), and Kevin Gagne (the "Executive").

                                    Recitals
                                    --------

         A. The Executive is a co-founder of the Company and is currently employed as an executive of the Company.

         B. The Executive possesses intimate knowledge of the business and affairs of the Company, its policies, methods and personnel.

         C. The Company is currently contemplating an initial public offering of shares of its common stock (the "Offering").

         D. In contemplation of the Offering, the Board of Directors of the Company (the "Board") recognizes and desires to assure the Company of the Executive's continued employment in an executive capacity and to compensate the Executive therefor.

         E. The Executive is willing to make his services available to the Company, on the terms and conditions hereinafter set forth.

                                    Agreement
                                    ---------

         NOW, THEREFORE, in consideration of the premises and mutual covenants set forth herein, the parties agree as follows:

         1.       Employment.

                  1.1 Employment. The Company hereby agrees to employ the Executive and the Executive hereby agrees to serve the Company, on the terms and conditions set forth herein.

                  1.2 Duties of the Executive. The Executive shall serve as Co-Chairman of the Board, Co-Chief Executive Officer and Co-President of the Company. In his capacities, the Executive shall have such powers, perform such duties and shall have such responsibilities with respect to the Company as are set forth in the Bylaws of the Company in effect as of the date of this Agreement with respect to such positions. During the term of Employment, the Executive shall diligently perform all services as may be reasonably assigned to the Executive by the Board consistent with his positions, and shall exercise such additional power and authority as may from time to time be delegated to the Executive by the Board.

         The Executive, by virtue of his positions with the Company shall be, together with the other Co-Chairman of the Board, Co-Chief Executive Officer and Co-President of the Company, the most senior officer of the Company and all other officers and agents of the Company (other than the other Co-Chairman of the Board, Co-Chief Executive Officer and Co-President of the Company) shall be subject to the supervision and direction of both the Executive and the other Co-Chairman of the Board, Co-Chief Executive Officer and Co-President of the Company. Together, the Executive and the other Co-Chairman of the Board, Co-Chief Executive Officer and Co-President of the Company shall be responsible for coordinating and supervising the activities of the other officers of the Company and shall have the power to employ and terminate the employment of all other officers and employees of the Company.

         Together, the Executive and the other Co-Chairman of the Board, Co-Chief Executive Officer and Co-President of the Company shall have the power and authority to establish and modify, from time to time, the compensation and benefits of all other officers and employees of the Company whose compensation had not been established by the Board of Directors of the Company or any authorized committee thereof.

         The Executive shall be required to report solely to, and shall be subject solely to the supervision and direction of the Board, and no other person or group shall be given authority to supervise or direct Executive in the performance of the Executive's duties. In addition, the Executive shall regularly consult with and provide information to the Board with respect to the Company's business and affairs. The Executive shall devote substantially all of the Executive's working time and attention to the business and affairs of the Company (excluding any vacation and sick leave to which the Executive is entitled), render such services to the best of the Executive's ability, and use the Executive's reasonable best efforts to promote the interests of the Company. It shall not be a violation of this Agreement for the Executive to (a) serve on civic or charitable boards or committees, (b) deliver lectures, fulfill speaking engagements or teach at seminars, and (c) manage personal investments, so long as none of the foregoing activities interfere with the performance of the Executive's responsibilities as an employee of the Company in accordance with this Agreement.

         Notwithstanding anything in this Agreement to the contrary, the Executive agrees that he will consult, from time to time, with the other Co-Chairman of the Board, Co-Chief Executive Officer and Co-President of the Company regarding any significant Company matters and the Executive agrees that he will not knowingly take any action that is contrary to the expressed desire of the other Co-Chairman of the Board, Co-Chief Executive Officer and Co-President of the Company. In the event that the Executive and the other Co-Chairman of the Board, Co-Chief Executive Officer and Co-President of the Company are not able to agree upon any particular action to be taken, then the Executive shall advise the Board of Directors of the Company, and the Board of Directors by a majority vote shall have the authority to direct both the Executive and the other Co-Chairman of the Board, Co-Chief Executive Officer and Co-President of the Company.

                  1.3 Place of Performance. In connection with his employment by the Company, the Executive shall be based at the Company's principal executive offices, except for travel reasonably necessary in connection with the Company's business. The Company shall not, without the written consent of the Executive, relocate or transfer the Executive to an office that is more than thirty (30) miles from the current principal executive offices of the Company. The Executive shall travel as reasonably required in connection with the performance of his duties hereunder; provided, however, the Executive shall not be required, without his written consent, to be absent from the geographic region surrounding Orlando, Florida on business more than thirty (30) working days in any one (1) year or more than five (5) consecutive days at any one time.

                  1.4 Term. The term of this Agreement shall commence on the effective date of the Offering (the "Offering Date") and expire on December 31, 2005, unless sooner terminated as hereinafter set forth; provided, however, that commencing on January 1, 2003 and each January 1 thereafter, the term of this Agreement shall automatically be extended for one (1) additional year unless at least one hundred eighty (180) days prior to January 1 of any year on or after January 2003, the Company shall have delivered to the Executive or the Executive shall have delivered to the Company written notice that the term of the Executive's employment hereunder will not be extended. The determination not to extend the term of this Agreement by the Company shall only be made by the majority vote of the Board (excluding the Executive) acting in good faith.

                  1.5 Indemnification. The Company agrees to enter into an indemnification agreement with the Executive in form and substance substantially similar to the indemnification agreement, if any, entered into between the Company and its other executive officers. In addition, to the extent that the Company elects to obtain an officer and director liability insurance policy covering its other executive officers and directors, the Company will cause such insurance policy to cover the Executive to the same extent that it covers other executive officers and directors of the Company.

         2.       Compensation.

                  2.1 Base Salary. Commencing on the date of this Agreement, the Executive shall receive a base salary at the annual rate of $375,000 (the "Base Salary") during the term of this Agreement, with such Base Salary payable in installments consistent with the Company's normal payroll schedule, subject to applicable withholding and other taxes. Such Base Salary may be increased, but not decreased, from time to time in the sole discretion of the Board (or any authorized committee hereof). The Base Salary, if increased, shall not thereafter be decreased for any reason.

                  2.2 Incentive Compensation. The Executive shall also be entitled to receive such other bonus payments or incentive compensation as may be determined at any time or from time to time by the Board (or any authorized committee hereof) in its sole discretion. Such potential additional bonus payments and/or incentive compensation shall be considered at least annually by the Board (it being agreed that such consideration shall not create any implication that the Board shall award any such bonus or incentive compensation).

                  2.3 Perquisites. Similarly, the Executive shall also be entitled to participate in any other perquisites established for senior executives by the Board or its compensation committee (including Stock Option Plans, automobile allowances, club membership, lines of credit, etc.).

         3.       Expense Reimbursement and Other Benefits.

                  3.1 Expense Reimbursement. During the term of the Executive's employment hereunder, the Company, upon the submission of reasonable supporting documentation by the Executive, shall reimburse the Executive for all reasonable expenses actually paid or incurred by the Executive in the course of and pursuant to the business of the Company, including expenses for travel and entertainment.

                  3.2 Incentive, Savings and Retirement Plans. During the term of this Agreement, the Executive shall be entitled to participate in all incentive, savings and retirement plans, practices, policies and programs applicable to other key executives of the Company and its subsidiaries as may be in effect from time to time.

                  3.3 Healthcare Benefit Plan and Insurance. During the term of this Agreement, the Executive and/or the Executive's spouse and children shall be compensated for and shall receive all benefits under healthcare benefit plans, practices, policies and programs provided by the Company and its subsidiaries that may be in effect from time to time (including, without limitation, medical, prescription, dental, disability, salary continuance, employee life, group life, accidental death and travel accident insurance plans and programs), on terms comparable to the terms offered to other executives of the Company.

                  3.4 Working Facilities. During the term of the Executive's employment hereunder, the Company shall furnish the Executive with an office, secretarial support and such other facilities and services suitable to his position and adequate for the performance of the Executive's duties hereunder as reasonably determined by the Company.

                  3.5 Vacation. During the term of this Agreement, the Executive shall be entitled to paid vacation in accordance with the most favorable plans, policies, programs and practices of the Company and its subsidiaries as in effect at any time hereafter with respect to other key executives of the Company and its subsidiaries; provided, however, that in no event shall the Executive be entitled to less than four weeks paid vacation per year.

         4.       Termination.

                  4.1 Termination for Cause. The Company shall have the right, upon written notice to the Executive to terminate the Executive's employment under this Agreement for Cause (as hereinafter defined), effective upon the giving of such notice (or such later date as shall be specified in such notice), and the Company shall have no further obligations hereunder, except to pay the Executive any Base Salary which may be owed to the date of termination. For purposes of this agreement, "Cause" means (i) conviction of (and such conviction is sustained on all appeals) or the entry of a plea of guilty by the Executive to a felony; (ii) a material breach of the Executive's obligations hereunder which is not remedied within ten (10) business days after receipt of written notice of the material breach from the Board; or (iii) any act or omission of the Executive constituting willful misconduct (including willful violation of the Company's policies), gross negligence, fraud, misappropriation, embezzlement, or competitive business activities which, as determined by the Company in its reasonable discretion, shall cause material harm to the Company. Any determination of "Cause" for purposes of this Agreement shall be made by the majority vote of the Board (excluding the Executive) acting in good faith.

                  4.2 Disability. Notwithstanding anything contained in this Agreement to the contrary, the Company, by written notice to the Executive, shall at all times have the right to terminate this Agreement, and the Executive's employment hereunder, if the Executive shall, as the result of mental or physical incapacity, illness or disability, fail to perform his duties and responsibilities provided for herein for a period of more than two hundred fifty (250) days in any twelve (12) month period. The determination of mental or physical incapacity, illness or disability for purposes of this Agreement shall only be made by the majority vote of the Board (excluding the Executive) acting in good faith and after consulting with appropriate medical personnel. Upon any termination pursuant to this Section 4.2, the Executive shall be entitled to receive his Base Salary until the earlier of (a) nine months from the date of such termination or (b) the date that any disability insurance applicable to the Executive commences paying benefits.

                  4.3 Death. In the event of the death of the Executive during the term of his employment hereunder, this Agreement and the employment relationship created by it shall terminate as of the date of death and the Company shall pay to the estate of the Executive any Base Salary which may be owed to the date of termination.

                  4.4 Termination Without Cause. The Company may terminate the Executive's employment under this Agreement without Cause upon giving the Executive ninety (90) days written notice of such termination. Upon termination without Cause, the Executive shall be entitled to receive his then current Base Salary for the then remaining term of this Agreement.

                  4.5 Termination by Executive for Good Reason or by
Resignation.

                           (i) The Executive shall have the right to terminate
his employment hereunder upon ninety (90) days written notice for Good Reason. For purposes of this Agreement, "Good Reason" means: (i) a material breach by the Company of the Company's obligations under this Agreement, which is not remedied within ten (10) business days after receipt of written notice from the Executive; (ii) the assignment to the Executive of any duties inconsistent in any material respect with the Executive's position (including status, office, title and/or reporting requirements), authorities, duties or responsibilities contemplated hereunder; or (iii) a change in control (as hereinafter defined). Upon termination for Good Reason, the Executive shall be entitled to receive his then current Base Salary for the then remaining term of this Agreement.

                           (ii) The Executive shall have the right to terminate
his employment under this Agreement by resignation. Upon such termination by resignation, the Executive shall be entitled to be paid his Base Salary to the date of termination and the Company shall have no further liability hereunder (other than for reimbursement for reasonable business expenses incurred prior to the date of termination).

         5. Change in Control. For purposes of this Agreement, a "Change in Control" shall mean any of the following events:

                  (i) Without the prior approval of the Incumbent Board (hereinafter defined), the acquisition (other than by or from the Company), at any time after the date hereof, by any person, entity or "group" within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the "Exchange Act"), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of thirty percent (30%) or more of either the then outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors;

                  (ii) The individuals who constitute the Board as of the Offering Date (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the Offering Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board;

                  (iii) Without the prior approval of the Incumbent Board, approval by the stockholders of the Company of (A) a reorganization, merger or consolidation with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty-one percent (51%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated Company's than outstanding voting securities, (B) a liquidation or dissolution of the Company, or (C) the sale of all or substantially all of the assets of the Company, unless the approved reorganization, merger, consolidation, liquidation, dissolution or sale is subsequently abandoned.

         6.       Restrictive Covenants.

                  6.1      Confidentiality and Rights to Inventions.

                           (a) Confidential Information. The Executive hereby
acknowledges that the Executive will or may be making use of, acquiring and adding to confidential information of a special and unique nature and value affecting and relating to the Company and its operations, including, but not limited to, its business, the identities of its customers and suppliers, its data base information, prices paid by the Company for inventory, its business practices, marketing strategies, expansion plans, contracts, business records and other records, trade secrets, inventions, techniques, know-how and technologies, whether or not patentable, and other similar information relating to the Company (all the foregoing regardless of whether same was known to the Executive prior to the date hereof is hereinafter referred to collectively as "Confidential Information"). The Executive further recognizes and acknowledges that all Confidential Information is the exclusive property of the Company, is material and confidential, and greatly affects the legitimate business interests, goodwill and effective and successful conduct of the Company's business. Accordingly, the Executive hereby covenants and agrees that he will use the Confidential Information only for the benefit of the Company and shall not at any time, directly or indirectly, either during the Term of this Agreement or afterward, divulge, reveal or communicate any Confidential Information to any person, firm, corporation or entity whatsoever, or use any Confidential Information for the Executive's own benefit or for the benefit of others.

                           (b) Rights to Inventions, Patents and Copyrights. The
Executive shall promptly disclose in writing to the Company: all ideas, inventions, discoveries, devices, machines, apparatus, methods, compositions, know-how, works, processes and improvements to any thereof, whether or not patentable or copyrightable, that the Executive may conceive, make, develop, invent, reduce-to-practice, author or discover, whether solely or jointly or commonly with others, during the Executive's employment with the Company, or within one (1) calendar year following the termination of the Executive's employment with the Company, which relate to the business of the Company at the time of termination (the items specified in this Section are hereinafter collectively referred to as "Inventions"). All Inventions are the sole and exclusive property of the Company. The Executive shall promptly assign, transfer and set over unto the Company, its successors and assigns, all of his rights, title and interest in and to all Inventions, all applications for letters patent or copyrights, foreign and domestic, which have or may be filed on such Inventions, all copyrights, all letters patent of the United States and its territorial possessions and all letters patent of foreign countries which may be granted therefor, and all reexaminations and reissues of said letters patent, including the subject matter of any and all claims which may be obtained in every such domestic and foreign patent, the same to be held and enjoyed by the Company for its own and exclusive use and advantage, and for the exclusive use and advantage of its successors, assigns and other legal representatives, to the full end of the term or terms for which said copyrights and letters patent of the United States, territories and foreign countries are or may be granted, reexamined or reissued, as fully and entirely as the same would have been held and enjoyed by the Executive if the assignment had not been made. The Executive further covenants and agrees that the Executive will, during and subsequent to the term of this Agreement, without demanding any other consideration therefor, at any time, upon request, execute, or cause to be executed, and deliver any and all papers that may be necessary or desirable to perfect the title to any Invention and to such letters patent and copyrights as may be granted therefor, in the Company, its successors, assigns or other legal representatives, and that if the Company, its successors, assigns, or other legal representatives shall desire to file any subsequent or derivative application, or to secure a reissue or reexamination of such letters patent, or to file a disclaimer relating thereto, the Executive will upon request, sign, or cause to be signed, all papers, make or cause to be made all rightful oaths, and do all lawful acts requisite for such action.

                           The Executive does further covenant and agree, that
he will, at any time during and subsequent to the term of this Agreement hereof, upon request, communicate to the Company, its successors, assigns, or other legal representatives, such facts relating to the Inventions, letters patent and copyrights or to the history thereof, as may be known to him, and testify, at the Company's expense, as to the same in any interference or other litigation or proceeding in which the Executive is not a party and does not have an interest, when requested to do so.

                  6.2 Nonsolicitation of Employees. While employed by the Company and for a period of two (2) years thereafter, the Executive shall not directly or indirectly, for himself or for any other person, firm, corporation, partnership, association or other entity, attempt to employ or enter into any contractual arrangement with any employee or former employee of the Company, unless such employee or former employee has not been employed by the Company for a period in excess of six (6) months.

                  6.3 Non-Competition. While employed by the Company and for a period of two (2) years thereafter, the Executive shall not, directly or indirectly, whether as principal, agent, shareholder (except as set forth below) or in any other capacity, whether or not compensation is received, engage or participate in any activity for, be employed by, assist or have an equity interest in (other than as a passive investor of no more than five percent (5%) with no involvement in the management or conduct of the affairs of business of such entity) any business or other entity which is or plans to enter into the securities brokerage business in the State of Florida or to engage in the securities brokerage business with customers using the Internet. The Executive acknowledges that the provisions of this Section 6.3 are reasonably necessary for the purposes of protecting the Company's and its subsidiaries' legitimate business interest and goodwill. It is accordingly the intention of the parties that this Section 6.3 be enforceable to the fullest extent permissible under applicable law. The Executive agrees, however, that in the event any restriction or limitation of this Section 6.3, or any portion thereof, shall be declared or held to be invalid or unenforceable by a court of competent jurisdiction, then such restriction or limitation shall be deemed amended to substitute or modify it, as either or both may be necessary, to render it valid and enforceable.

                  6.4 Equitable Relief. It is recognized and hereby acknowledged by the parties hereto that a breach by the Executive of any of the covenants contained in this Article 6 will cause irreparable injury to the Company's and its subsidiaries' legitimate business interests and goodwill and that such injury would not be adequately compensated by monetary damages. Accordingly, the Executive recognizes and hereby acknowledges that the Company and any of its subsidiaries shall be entitled to specific performance of any of the provisions of this Article 6 by the Executive or any of his affiliates, associates, partners or agents, either directly or indirectly, and that such right to injunction and specific performance shall be cumulative and in addition to whatever other remedies the Company or its subsidiaries may possess.

                  6.5 Books and Records. All books, records, and accounts relating in any manner to the customers or clients of the Company, whether prepared by the Executive or otherwise coming into the Executive's possession, shall be the exclusive property of the Company and shall be returned immediately to the Company on termination of the Executive's employment hereunder or on the Company's request at any time.

         7. Nomination of the Executive as Director. During the term of this Agreement, the Company shall cause the nomination of the Executive as a director of the Company at each stockholder meeting at which election of directors is considered.

         8. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without application of any conflicts of law principles, and any proceeding contemplated by Section 6.4 or to enforce any arbitration award contemplated by Section 14 shall be held in the state or federal courts located in Seminole County, Florida. The parties hereto hereby consent to personal jurisdiction in such venue and waive any claim or argument that such venue is inconvenient or improper.

         9. Notices. Any notice required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or three (3) days after being deposited in the United States mail, by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

                           If to the Company:        Empire Financial Holding Company
                                                     1385 West State Road 434
                                                     Longwood, Florida 32750
                                                     Attention: Board of Directors



                                       9

                           With a copy to:           Phillip J. Kushner
                                                     Greenberg Taurig, P.A.
                                                     1221 Brickell Avenue
                                                     Miami, Florida 33131


                           If to the Executive:      Kevin M .Gagne
                                                     1385 West State Road 434
                                                     Longwood, Florida 32750

                           With a copy to:           David S. Piercefield, P.A.
                                                     230 Lookout Place, Suite 200
                                                     Maitland, Florida 37251

or to such other addresses as either party hereto may from time to time give notice of to the other in the aforesaid manner.

         10.      Successors.

                  (a) This Agreement is personal to the Executive and without the prior written consent of the Company shall not be assignable by the Executive other than the transfers of benefits hereunder by will or the laws of descent and distribution.

                  (b) This Agreement shall inure to the benefit of, be enforceable by and be binding upon the Company's successors and assigns.

                  (c) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place.

         11. Severability. The invalidity of any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall not affect the enforceability of the remaining portions of this Agreement or any part thereof, all of which are inserted conditionally on their being valid in law, and, in the event that any one or more of the words, phrases, sentences, clauses or sections contained in this Agreement shall be declared invalid, this Agreement shall be construed as if such invalid word or words, phrase or phrases, sentence or sentences, clause or clauses, or section or sections had not been inserted. If such invalidity is caused by length of time or size of area, or both, the otherwise invalid provision will be considered to be reduced to a period or area which would cure such invalidity.

         12. Waivers. The waiver by either party hereto of a breach or violation of any term or provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach or violation.

         13. Arbitration. Except as set forth in Section 6.4, any controversy between the parties regarding this Agreement and any claims arising out of this Agreement or its breach shall be required to be submitted to binding arbitration. Either party shall have the right to commence arbitration proceedings. The arbitration proceedings shall be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. The arbitration shall be conducted in Orlando, Florida and the arbitrator shall have the right to award actual damages and attorneys' fees and costs, but shall not have the right to award punitive, special, exemplary or consequential damages against any party. Any arbitral award resulting from such proceeding or settlement in connection therewith shall be held in strict confidence by the parties hereto, unless the disclosure of such award or settlement is required by law.

         14. Damages. Nothing contained herein shall be construed to prevent this Company or the Executive from seeking and recovering from the other damages sustained by either or both of them as a result of its or his breach of any term or provision of this Agreement.

         15. No Third Party Beneficiary. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person (other than the parties hereto and, in the case of Executive, his heirs, personal representative(s) and/or legal representative) any rights or remedies under or by reason of this Agreement.

         16. Conflicts With Other Agreements. The Executive represents to the Company that the Executive's execution and performance of this Agreement does not violate the provisions of any employment, non-competition or other agreement to which the Executive is a party or by which the Executive is bound.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                           COMPANY:

                                           EMPIRE FINANCIAL HOLDING COMPANY


                                           By:/s/ Richard Goble
                                           --------------------
                                           Co-Chairman of the Board

                                           EXECUTIVE:

                                           /s/ Kevin Gagne
                                           ---------------
                                           Kevin Gagne



                                       11